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    MAY 30,2000 SUPPLEMENT TO THE MAY 1,2000 CITIELITE ANNUITY PROSPECTUS


The following paragraphs replace the first three paragraphs under "The Funding Options" subsection of "The Annuity Contract" section of your prospectus.


THE FUNDING OPTIONS

You choose which of the following variable funding options to have your purchase payments allocated to. These funding options are subsections of the Separate Account, which invest in the underlying mutual funds ("underlying funds"). You will find detailed information about the options and their inherent risks in the current prospectus for the funding options which must accompany this prospectus. The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. You are not investing directly in the underlying fund. Since each option has varying degrees of risk, please read the prospecutses carefully before investing. Contact your registered representative or call (800)497-4857 to request additional copies of the prospectuses.

If any of the funding options become unavailable for allocating purchase payments, or if we believe that further investment in a funding option is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time, we may make new funding options available.

The current variable funding options are listed below, along with their investment adviser and any subadviser: